Risk management	12 Months Ended
Dec. 31, 2018
Risk management
Risk management

47. Risk management

a)  Cornerstones of the risk function

The risk management and control model is based on the principles set down below:

•	Advanced risk management policy, with a forward-looking approach that allows the Bank to maintain a medium-low risk profile, through a risk appetite defined by the Board of Directors.
•	Risk culture that applies to all employees throughout the Bank.
•	Clearly defined three lines of defense that enable the Bank to identify, manage, control, monitor and challenge all risks.
•	Autonomous model with robust governance based on a clear structure that separates the risk management and the risk control functions.
•	Information and data management processes that allow all risks to be identified, assessed, managed and reported at appropriate levels
•	Risks are managed by the business units that generate them.

These principles are aligned with the Bank’s strategy and its business model, taking into account the requirements of regulators and supervisors, as well as the best market practices.

The Board of Directors is responsible for approving the general risk control and management policy, including tax risks.

1.  Main risks of the Bank’s financial instruments

The main risk categories in which the Bank has its most significant current and/or potential exposures, thus facilitating the identification thereof, includes the following:

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Credit risk: risk of financial loss arising from the default or credit quality deterioration of a customer or other third party, to which the Bank has either directly provided credit or for which it has assumed a contractual obligation.

•	Market risk: risk incurred as a result of changes in market factors that affect the value of positions in the trading book.
o	Trading risk
o	Structural risk
•	Liquidity risk: risk of the Bank does not have the liquid financial assets necessary to meet its obligations at maturity, or can only obtain them at high cost.
•	Capital risks: risk of the Bank not having an adequate amount or quality of capital to meet its internal business objectives, regulatory requirements or market expectations.

In addition, the Bank considers the following risks:

•	Operational risk: is defined as the risk of loss due to the inadequacy or failure of internal processes, people and systems or due to external events. This definition includes legal risk.
•	Compliance and conduct risk: is that which arises from practices, processes or behaviors that are not adequate or that do not comply with internal regulations, legality or supervisory requirements.
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Reputational risk: is defined as the risk of a current or potential negative economic impact due to a reduction in the perception of the Bank by employees, customers, shareholders/investors and society in general.

•	Model risk: is the risk of loss arising from inaccurate predictions, that may lead the Bank to make sub-optimal decisions, or from the inappropriate use of a model.
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Strategic risk: the risk of loss or damage arising from strategic decisions or their poor implementation, which affect the long term interests of our main stakeholders, or from an inability to adapt to the changing environment.

2.  Risk governance

The Bank has a strong governance framework, which pursues the effective control of the risk profile, within the risk appetite defined by the Board of Directors.

This governance framework is underpinned by the distribution of roles among the three lines of defense, a robust structure of committees and a strong relationship between Banco Santander (Spain) and the Bank.

2.1  Lines of defense

The Bank follows a three lines of defense control model:

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The first line of defense is all business functions and business support functions that originate risks and have primary responsibility in the management of those risks. The role of these functions is to establish a management structure for the risks generated as part of their activity ensuring that these remain within approved risk limits.

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The second line of defense is risk control and compliance and conduct function. The role of these functions is to provide independent oversight and challenge to the risk management activities of the first line of defense.

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The third line of defense: internal audit function. This function controls and regularly checks that the policies and procedures are adequate and effectively implemented in the management and control of all risks.

The risk control, compliance and conduct and internal audit functions are appropriately separated and independent from each other, as well as from other functions they control or supervise, and have direct access to the Board of Directors and/or its committees.

2.2  Risk committee structure

Ultimately, the Board of Directors is responsible for risk management and control and, in particular, for approving and periodically reviewing the Bank's risk culture and risk appetite framework.

Except for specific topics detailed in its bylaws, the Board of Directors has the capacity to delegate its faculties to other committees. This is the case of the risk supervision, regulation and compliance committee and the Bank’s executive risk committee, which has specific risk related responsibilities.

The Chief Risk Officer leads the risk function within the Bank, advises and challenges the executive line and reports independently to the risk supervision, regulation and compliance committee and to the Board of Directors.

Other bodies that form the highest level of risk governance, with authorities delegated by the Board of Directors, are the executive risk committee and the risk control committee, detailed below:

Comprehensive risk management committee

To control and ensure that risks are managed in accordance with the risk appetite approved by the Board of Directors, providing a comprehensive overview of all risks. This includes identifying and monitoring both current and potential risks, as well as evaluating their potential impact on the Bank’s risk profile.

This committee is chaired by the Chief Risk Officer (CRO).

Additionally, each risk factor has its own fora, committees and meetings to manage the risks under their control. Among others, they have the following responsibilities:

-	Advice the CRO and the Comprehensive risk management committee that risks are managed in line with the Bank’s risk appetite.
-	Carrying out complete and regular monitoring of each risk factor.
-	Oversee the measures adopted to comply with the expectations of the supervisors and internal and external auditors.

Executive risk committee

This committee is responsible for managing all risks, within the powers delegated by the Board of Directors. The committee makes decisions on risks assumed at the highest level, ensuring that they are within the established risk appetite limits for the Bank.

This committee is chaired by the CEO and it is composed with nominated executive directors and other Bank’s senior management. The Risk, Finance and Compliance and Conduct functions, among others, are represented. The CRO has a veto right on the committee’s decisions.

3.  Management processes and tools

3.1  Risk appetite and structure of limits

The Bank defines the risk appetite as the amount and type of risks that are considered prudent to assume for implementing its business strategy in the event of unexpected circumstances. Severe scenarios that could have a negative impact on the levels of capital, liquidity, profitability and/or the share price are taken into account.

The risk appetite is set by the Board of Directors. Every main business unit sets its own risk appetite according to the adaptation of the Bank methodology and its own circumstances. The Board of Directors is responsible for approving the respective risk appetite proposals.

The Bank shares a common risk appetite model. It sets out the requirements for processes, metrics, governance bodies, controls and standards for implementation across the Bank, cascading down to lower level management policies and limits.

The Bank shares a common risk appetite model. It sets out the requirements for processes, metrics, governance bodies, controls and standards for implementation across the bank, cascading down management policies and limits to lower levels.

Risk appetite principles

The following principles govern the Bank’s risk appetite:

•	Responsibility of the Board of Directors and of senior management.
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Holistic risk view (Enterprise Wide Risk), risk profile backtesting and challenge. The risk appetite must consider all significant risks and facilitate an aggregate view of the risk profile through the use of quantitative metrics and qualitative indicators.

•	Forward-looking view. The risk appetite must consider the desirable risk profile for the short and medium term, taking into account both the most plausible circumstances and adverse/stress scenarios.
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Embedding and alignment with strategic and business plans. The risk appetite is an integral part of the strategic and business planning, and is embedded in the daily management through the transfer of the aggregated limits to those set at portfolio level, business unit or business line, as well as through the key risk appetite processes.

•	Coherence across the various business units and a common risk language throughout the Bank. The risk appetite of each business unit of the Bank must be coherent with that across the Bank.
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Periodic review, backtesting and adoption of best practices and regulatory requirements. Monitoring and control mechanisms are established to ensure the risk profile is maintained, and the necessary corrective and mitigating actions are taken in the event of non-compliance.

Limits, monitoring and control structure

The risk appetite is formulated annually and includes a series of metrics and limits to establish in quantitative and qualitative terms the maximum risk exposure that every business unit and the Bank as a whole is willing to assume.

Compliance with risk appetite limits is regularly monitored. The specialized control functions report the risk profile adequacy to the Board of Directors and its committees, on quarterly basis.

Limit breaches and non-compliance with the risk appetite are reported to the relevant governance bodies. An analysis of the causes, an estimation of the duration of the breach and corrective actions proposals are also submitted.

Linkage between the risk appetite limits and those of the business units and portfolios is a key element for making the risk appetite an effective risk management tool.

Pillars of the risk appetite

The risk appetite is expressed via limits on quantitative metrics and qualitative indicators that measure the exposure or risk profile by type of risk, portfolio and, segment and business line, under both current and stressed conditions. These metrics and risk appetite limits are articulated in five axes that define the positioning that the Bank wants to adopt or maintain in the deployment of its business model, described as follows:

•	The volatility in the consolidated income statement that the Bank is willing to accept.
•	The solvency position that the Bank wants to maintain.
•	The minimum liquidity position that the Bank wants to have.
•	The maximum levels of concentration that the Bank considers reasonable to admit.
•	Non-financial transversal risks.

3.2  Risk identification and assessment (RIA)

The Bank carries out the identification and assessment of the different risks it is exposed to, involving the different lines of defense, establishing management standards that not only meet regulatory requirements but also reflect best practices in the market, and reinforce the risk culture.

In 2018, the approach centered on three main areas: standards control environment review, perimeter completeness by integrating new business units, together with the risk performance indicators review and their alignment with the risk appetite.

In addition the RIA exercise analyses the evolution of risks and identifies areas of improvement:

•	Risk performance, enabling the understanding of residual risk by risk type through a set of metrics and indicators calibrated using international standards.
•	Control environment assessment, measuring the degree of implementation of the target operating model, as part of the advanced risk management of the Bank.
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Forward-looking analysis, based on stress metrics and identification and/or assessment of the main threats to the strategic plan (Top risks), enabling specific action plans to be put in place to mitigate potential impacts and monitoring these plans.

Based on the periodic RIA exercise, the Bank’s risk profile as of December 31, 2018 remains as solid medium-low.

3.3  Scenario analysis

The Bank analyses the impact triggered by different scenarios in the environment, in which the Bank operates. These scenarios are expressed both in terms of macroeconomic variables, as well as other variables that impact the Bank’s risk profile.

Scenario analysis is a very robust and useful tool for management at all levels. It enables the Bank to assess its resilience in stressed environments or scenarios, and identifies measures to reduce exposure under these scenarios. The objective is to reinforce the stability of income, capital and liquidity.

The robustness and consistency of the scenario analysis exercises are based on the following pillars:

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Development and integration of models that estimate the future performance of metrics (for example, credit losses), based on both historic information (internal to the Bank and external from the market), and simulation models.

•	Inclusion of expert judgment and portfolio manager’s know-how.
•	•Challenge and backtesting of model results to ensure they are adequate.
•	Robust governance of the whole process, covering models, scenarios, assumptions and rationale for the results, and their impact on management.

Scenario analysis forms an integral part of several key processes of the Bank:

•	Regulatory uses: stress test scenarios using the guidelines set by the various regulators that supervise the Bank.
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Internal capital adequacy assessment (ICAAP) or liquidity assessment (ILAAP) in which, while the regulators can impose certain requirements, the Bank develops its own methodology to assess its capital and liquidity levels under different stress scenarios to support planning and adequately managing the Bank's capital and liquidity.

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Risk appetite. Contains stressed metrics on which maximum levels of losses (minimum liquidity levels) are established that the Bank does not want to exceed. These exercises are related to those for capital and liquidity, although they have different frequencies and present different granularity levels.

•	Recurrent risk management in different processes/exercises:
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Budgetary and strategic planning process, in the development of business policies for risk approval, in the risk analysis made by Management and in specific analysis regarding the profile of activities or portfolios.

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Identification of Top risks on the basis of, a systematic process to identify and assess all the risks to which the Bank is exposed to. Top risks are selected and a macroeconomic or idiosyncratic scenario is associated with each one, to assess their impact on the Bank.

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Recovery plan performed annually to establish the available tools the Bank will have, to survive in the event of an extremely severe financial crisis. The plan sets out a series of financial and macroeconomic stress scenarios, with differing degrees of severity, that include idiosyncratic and/or systemic events.

-	IFRS 9 from January 1, 2018, the processes, models and scenario analysis methodology are included in the new regulatory provision requirements.

3.4  Risk Reporting Framework (RRF)

The reporting model has strengthened by consolidating the overall view of all risks, based on complete, precise and recurring information that allows the Management to assess the risk profile and decide accordingly.

The risk reporting taxonomy, contains three types of reports received by the Management on a monthly basis: the Bank risk report, the risk reports of each business unit and the reports of each of the risk factors identified in the Bank’s risk map.

b)  Credit risk

1.  Credit risk treatment

Credit risk is the risk of financial loss arising from the default or credit quality deterioration of a customer or other third party, to which the Bank has either directly provided credit or for which it has assumed a contractual obligation.

There are different limit models depending on the segment:

•

Large corporate groups: The Bank uses a pre-classification model based on a system for measuring and monitoring economic capital. The result is the level of risk that the Bank is willing to assume with a customer/group, in terms of Capital at Risk, nominal CAP and maximum periods according to the type of transaction (in the case of financial entities, limits are managed through Equivalent Credit Risk). It includes the actual and expected risk with a customer based on its usual operations, always within the limits defined in the risk appetite and established credit policies.

•

Corporates and institutions that meet certain requirements (deep knowledge, rating, etc.): The Bank uses a more simplified pre-classification model through an internal limit that establishes a reference of the level of risk to be assumed with the customer. The criteria will include, among others, repayment capacity, debt in the system and the banking pool distribution.

In both cases, transactions over certain thresholds or with specific characteristics might require the approval of an analyst or committee.

•

For individual customers and SMEs with low turnover, large volumes of credit transactions can be managed more easily with the use of automatic decision models for classifying the customer/ transaction binomial.

In specific situations where a series of requirements are met, pre-approved transactions are granted to customers or potential customers (campaigns).

2.   Other credit risk aspects

2.1  Credit risk by activity in the financial markets

This section covers credit risk generated in treasury activities with customers, mainly with credit institutions. Transactions are undertaken through money market financial products with different financial institutions and through counterparty risk products which serve the Bank’s customer’s needs.

Counterparty credit risk is the risk that the client in an transaction could default before the definitive settlement of the cash flows of the transaction. It includes the following types of transactions: derivative instruments, transactions with repurchase agreement, stock lending, operations with deferred settlement and financing of guarantees.

There are two methodologies for measuring this exposure: (i) mark-to-market (MtM) methodology (replacement value of derivatives) plus potential future exposure (add-on) and (ii) the calculation of exposure using Monte Carlo simulation for some products. The Capital at Risk or unexpected loss is also calculated, i.e., the loss which, once the expected loss has been subtracted, constitutes the economic capital, net of guarantees and recoveries.

After markets close, exposures are re-calculated by adjusting all transactions to their new time frame, adjusting the potential future exposure and applying mitigation measures (netting, collateral, etc.), so that the exposures can be controlled directly against the limits approved by Management. Risk control is performed through an integrated system and in real time, enabling the exposure limit available with any counterparty, product and maturity to be known at any time.

2.2  Concentration risk

Concentration risk control is a vital part of management. The Bank continuously monitors the degree of concentration of its credit risk portfolios using various criteria: geographical areas, economic sectors, products and groups of customers.

The Board of Directors, via the risk appetite framework, determines the maximum levels of concentration. In line with these maximum levels and limits, the executive risk committee establishes the risk policies and reviews the appropriate exposure levels for the adequate management of the degree of concentration in the Bank’s credit risk portfolios.

The concentration risk is subject to CNBV regulations on “Large Exposures” as follows:

a)

As of December 31, 2017 and 2018, there is no financing granted to debtors or groups of individuals or entities representing a joint risk in an amount that exceeds 10% of the Bank’s Basic Capital (of the month immediately preceding the reporting date).

b)

As of December 31, 2017, assets and liabilities transactions with the three main debtors or groups of individuals representing a joint risk for the aggregate amount of 48,729 million pesos and represent 54.60% of the Bank’s Basic Capital.

c)

As of December 31, 2018, assets and liabilities transactions with the three main debtors or groups of individuals representing a joint risk for the aggregate amount of 33,160 million pesos and represent 35.30% of the Bank’s Basic Capital.

2.3  Sovereign risk and exposure to other public sector entities

Sovereign risk is that related to transactions with the Central Bank (including the regulatory cash reserve requirement – compulsory deposits), issuer risk from public debt portfolio and that related to transactions with public institutions with the following features: their funds only come from the state’s budgeted income and the activities are of a non-commercial nature.

3.  Credit risk management

The credit risk management process consists of identifying, analyzing, controlling and deciding on the credit risk incurred by the Bank's operations. It considers a holistic view of the credit risk cycle including transaction, customer and portfolio view. Both business units and risk areas, together with the Management participate in the management process.

The identification of credit risk is a key component for the active management and effective control of portfolios. The identification and classification of external and internal risks in each business unit allows corrective and mitigating measures to be adopted.

3.1  Planning

Identification

Planning allows to set business targets and define specific action plans, within the risk appetite established by the Bank. These targets are met by assigning the necessary means (models, resources, systems).

Strategic Commercial Plans

Strategic commercial plans (SCPs) are a basic management and control tool for the Bank’s credit portfolios. The SCPs are prepared jointly by the commercial and risks areas, and define the commercial strategies, risk policies and measures/infrastructures required to meet the annual budget targets. These three factors are considered as a whole, ensuring a holistic view of the portfolio to be planned and allowing a map of all the Bank’s credit portfolios to be drawn.

SCP management integration provides at all times an updated view on the credit portfolios quality, allows to measure credit risk, perform internal controls and periodic monitoring of planned strategies, anticipate deviations and identify significant changes in risk and its potential impact, as well as the application of corrective actions.

The SCPs approval corresponds to the executive risk committee. The periodic monitoring of SCPs is also carried out by the executive risk committee.

The process pursues the SCPs alignment with the capital objectives of the Bank.

Scenario analysis

Credit risk scenario analysis enables Management to better understand the portfolio evolution in the face of market conditions and changes in the environment. It is a key tool for assessing the sufficiency of capital provisions for stress scenarios.

Scenario analysis is applied to all of the Bank's significant portfolios, usually over a three-year horizon. The process involves the following main stages:

•	Definition of benchmark scenarios, either central or most plausible scenarios (baseline), as well as less likely and more adverse economic scenarios (stress scenarios).
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Determination of risk parameters value (PD, LGD, etc.) for the scenarios defined. These parameters are established using internally developed statistical-econometric models, based on default and historical losses, in relation to historical data for macroeconomic variables taking into consideration a complete economic cycle.

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Adaptation of the projection methodology to IFRS 9, with an impact on the estimation of the expected loss in each of the IFRS 9 stages, associated with each of the scenarios put forward, as well as with other important credit risk metrics deriving from the parameters obtained (non-performing loans, allowance for impairment losses, etc.).

•	Analysis and rationale for the credit risk profile evolution at portfolio, segment, business unit and Bank levels in different scenarios and compared to previous years.
•	Integration of management indicators to supplement the analysis of the impact caused by macroeconomic factors on risk metrics.
•	Likewise, the process is completed with a set of controls and backtesting that ensure the adequacy of metrics and calculations.

The entire process takes place within a governance framework, and is adapted to the growing importance of this framework as well as market best practices, assisting the Management in gathering knowledge for decision making.

3.2  Assessment of the risk and credit rating process

The connection between the credit risk appetite of the Bank and management of the credit portfolios is implemented through the SCPs, which define the portfolio and new originations limits in order to anticipate the portfolio risk profile. The transposition and cascading down of the Bank’s risk appetite framework credit risk metrics, strengthens the existing control over credit portfolios.

The Bank has processes that determine the risk that each customer is able to assume. These limits are set jointly by the business units and risks areas and have to be approved by the executive risk committee (or committees in which it has delegated such authority) and reflect the expected results of the business units in terms of risk-return.

In order to assign a rating that reflects the credit quality of the customer, the Bank uses valuation and parameter estimation models in each of the segments where it operates: Corporate and Investment Banking (sovereigns, financial institutions and large corporates), commercial banking, institutions, SMEs and individuals.

The decision models applied are based on credit rating drivers which are monitored and controlled in order to calibrate and precisely adjust the decisions and ratings they assign. Depending on the segment, drivers may be:

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Rating: resulting from the application of mathematical algorithms incorporating a quantitative model based on balance sheet ratios or macroeconomic variables, and a qualitative module supplemented by the analyst’s expert judgment. Used for the Corporate and Investment Banking, commercial banking,  institutions and SMEs (treated on an individual basis) segments.

•	Scoring: an automatic assessment system for credit applications. It automatically assigns an individual grade to the customer for subsequent decision making.

Parameter estimation models are obtained through econometric statistical models, internally developed, based on historical loss and default of the portfolios for which they are developed and used to calculate the economic and regulatory capital of each portfolio.

Periodic model monitoring and evaluation is carried out, assessing among others, the adequacy of its use, its predictive capacity, correct performance, and level of granularity. In the same way, the existence and compliance of the policies corresponding to each and every segment is verified (these policies enable the execution of business plans defined under the approved risk appetite).

The resulting ratings are regularly reviewed, incorporating the latest available financial information and experience in the development of banking relations. The depth and frequency of the reviews are increased in the case of customers who require a more detailed monitoring or through automatic warnings in the systems.

3.3  Limits, pre-classifications and pre-approvals definition

There are different limit models depending on the segment:

•

Large corporate groups: The Bank uses a pre-classification model based on a system for measuring and monitoring economic capital. The result is the level of risk that the Bank is willing to assume with a customer/group, in terms of Capital at Risk, nominal CAP, and maximum periods according to the type of transaction (in the case of financial entities, limits are managed through Equivalent Credit Risk). It includes the actual and expected risk with a customer based on its usual operations, always within the limits defined in the risk appetite and established credit policies.

•

Corporates and institutions that meet certain requirements (deep knowledge, rating, etc.): The Bank uses a more simplified pre-classification model through an internal limit that establishes a reference of the level of risk to be assumed with the customer. The criteria will include, among others, repayment capacity, debt in the system and the banking pool distribution.

In both cases, transactions over certain thresholds or with specific characteristics might require the approval of an analyst or committee.

•

For individual customers and SMEs with low turnover, large volumes of credit transactions can be managed more easily with the use of automatic decision models for classifying the customer/ transaction binomial.

In specific situations where a series of requirements are met, pre-approved transactions are granted to customers or potential customers (campaigns).

3.4  Transaction decision-making

From a risk admission point of view, the concession criteria are linked to the payment capacity of the borrower to comply, in time and form, with the total of the assumed financial obligations - this does not imply an impediment to requiring a higher level of real or personal guarantees.

The payment capacity will be evaluated based on the funds or net cash flows from the customer´s businesses or usual sources of income, without depending on guarantors or assets given as collateral. Such guarantors or assets should always be considered, when evaluating the approval of the transaction, as a second and exceptional way of recovery in case the first has failed.

A guarantee is defined as a reinforcement measure added to a credit transaction for the purpose of mitigating the loss due to a breach of the payment obligation.

Mitigation techniques implementation follows the minimum requirements established in the guarantee management policy: legal certainty (possibility of legally requiring the settlement of guarantees at all times), the lack of substantial positive correlation between the counterparty and the value of the collateral, the correct documentation of all guarantees, the availability of documentation for the methodologies used for each mitigation technique and appropriate monitoring, traceability and regular control of the goods/assets used for the guarantee.

The Bank applies several credit risk mitigation techniques on the basis, among other factors, of the type of customer and product. Some are inherent to specific transactions (e.g. real estate guarantees) while others apply to a series of transactions (e.g. derivatives netting and collateral). The different mitigation techniques can be grouped into the following categories:

•	Personal guarantees
•	Real guarantees

Effective guarantees are those real and personal guarantees for which its effectiveness as a credit risk mitigant is proved and whose valuation complies with the established policies and procedures. The analysis of the effectiveness of the guarantees must take into account, among others, the necessary time for the execution and ability to enforce the guarantees.

3.5  Monitoring / Anticipation

Monitoring business performance on a regular basis, and comparing performance against agreed plans is a key risk management activity.

All customers must be monitored on an ongoing and holistic manner that enables the earliest possible detection of any incidents that may arise impacting the customer’s credit rating. Monitoring is carried out through an ongoing review of all customers, assigning a monitoring classification, establishing pre-defined actions associated to each classification and executing specific measures (pre-defined or ad-hoc) to correct any deviations that could have a negative impact for the Bank.

In this monitoring, the consideration of forecasts and transactions characteristics throughout its life, is assured. It also takes into consideration any variations that may have occurred in the classification and its adequacy in the moment of the review.

Monitoring is carried out by the risk team, supplemented by internal audit. It is based on customer segmentation:

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In the Corporate and Investment Banking segment, monitoring, in the first instance, is a direct function of both the commercial manager and the risk analyst, who maintain the direct relationship with the customer and manage the portfolio. This function ensures that an up-to-date view of the customers’ credit quality is always available and allows anticipating situations of concern and taking the necessary actions.

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In the commercial banking, institutions and SMEs with an analyst assigned, the function consists of identifying and tracking customers whose situations require closer monitoring, reviewing ratings and continuously analyzing indicators.

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In the individual customers, businesses and SMEs with low turnover segments monitoring is carried out through automatic alerts for the main indicators, in order to detect shifts in the performance of the loan portfolio with respect to the forecasts in strategic plans.

3.6  Recovery and collections management

Recovery activity is a significant element in the Bank’s risk management. This function is carried out by the recoveries area, which defines a strategy and an enterprise-wide focus for recovery management.

The Bank has a recovery management model that sets the guidelines and general lines of action to be applied, taking always into account the particularities that the recovery activity requires, such as economic environment, business model or a mixture of both.

Recovery has been aligned with the socio-economic reality of the country and different risk management mechanisms are used with adequate prudential criteria considering unpaid debt conditions.

The diverse features of Bank’s customers make segmentation necessary in order to manage recoveries adequately. Mass management of large groups of customers with similar profiles and products is conducted through processes with a high technological and digital component, while personalized management focuses on customers who, because of their profile, require a specific manager and a more customized management.

Recovery management is divided into four phases: irregularity or early non-payment, non-performing loans recoveries, written-off loans recoveries and management of foreclosed assets.

The management scope for the recovery function includes non-productive assets (NPAs), corresponding to the forborne portfolios, non-performing loans, written-off loans and foreclosed assets, where the Bank may use mechanisms to rapidly reduce these assets, such as portfolios or foreclosed assets sales. Therefore, the Bank is constantly seeking alternative solutions to juridical processes for collecting debt.

In the written-off loans category, debt instruments are included, whether due or not, for which, after an individualized analysis, their recovery is considered remote due to a notorious and unrecoverable impairment of the solvency of the transaction or the holder. Classification in this category involves full cancellation of the gross carrying amount of the loan and it’s derecognition, which does not mean that the Bank interrupts negotiations and legal proceedings to recover its amount.

Renegotiated loan portfolio - forborne loan portfolio

The term “renegotiated loan portfolio” or “forborne loan portfolio” refers, for the purposes of the Bank’s risk management, to the modification of the payment conditions of a transaction that allow a customer, who is experiencing financial difficulties (current or foreseeable), to fulfil their payment obligations. If the modification was not made, it would be reasonably certain that the customer would not be able to meet their financial obligations. The modification could be made to the original transaction or through a new transaction replacing the previous one.

The Bank follows rigorous criteria for the evaluation, classification and monitoring of such transactions, ensuring the strictest possible care and diligence in their granting and follow up. Therefore, the forbearance transaction must be focused on recovery of the amounts due, the payment obligations must be adapted to the customer's actual situation and losses must be recognized as soon as possible if any amounts are deemed irrecoverable.

Forbearances may never be used to delay the immediate recognition of losses or to hinder the appropriate recognition of risk of default

Further, the Bank defines the classification criteria for the forborne transactions in order to ensure that the risks are suitably recognized, bearing in mind that they must remain classified as non-performing or in watch-list for a prudential period of time to attain reasonable certainty that repayment capacity can be recovered.

Certain information regarding renegotiated loans is included in Note 11.e.

c)   Trading market risk and structural risk

1.  Activities subject to market risk and types of market risk

The perimeter of activities subject to market risk involves operations where patrimonial risk is assumed as a consequence of variations in market factors. Thus they include trading risks and also structural risks, which are also affected by market shifts.

This risk arises from changes in risk factors - interest rates, inflation rates, exchange rates, stock prices, credit spreads, commodity prices and the volatility of each of these elements - as well as from the liquidity risk of the various products and markets in which the Bank operates and balance sheet liquidity risk:

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Interest rate risk is the possibility that changes in interest rates could adversely affect the value of a financial instrument, a portfolio or the Bank as a whole. It affects loans, deposits, debt securities, most assets and liabilities in the trading books and derivatives, among others.

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Inflation rate risk is the possibility that changes in inflation rates could adversely affect the value of a financial instrument, a portfolio or the Bank as a whole. It affects instruments such as loans, debt securities and derivatives, where the return is linked to inflation or to a change in the actual rate.

•

Exchange rate risk is the sensitivity of the value of a position in a currency other than the base currency to a movement in exchange rates. Hence, a long or open position in a foreign currency will produce a loss if that currency depreciates against the base currency. The exposure affected by this risk are the Bank’s foreign currency transactions.

•

Equity risk is the sensitivity of the value of positions in equities to adverse movements in market prices or expectations of future dividends. Among other instruments, this affects positions in shares, stock market indices, convertible bonds and derivatives using shares as the underlying asset (put, call, equity swaps, etc.).

•

Credit spread risk is the risk or sensitivity of the value of positions in fixed income securities to movements in credit spread curves or in recovery rates associated with issuers and specific types of debt. The spread is the difference between financial instruments listed with a margin over other benchmark instruments, mainly the interest rate risk of government bonds and interbank interest rates.

•	Commodities price risk is the risk derived from the effect of potential changes in commodities prices.
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Volatility risk is the risk or sensitivity of the value of a portfolio to changes in the volatility of risk factors: interest rates, exchange rates, shares, credit spreads and commodities. This risk is incurred by all financial instruments where volatility is a variable in the valuation model. The most significant case is financial options portfolios.

All these market risks can be partly or fully mitigated by using options, futures, forwards and swaps.

In addition to the above market risks, balance sheet liquidity risk must also be considered. Unlike market liquidity risk, balance sheet liquidity risk is defined as the possibility of not meeting payment obligations on time, or doing so at excessive cost. Among the losses caused by this risk are losses due to forced sales of assets or margin impacts due to the mismatch between expected cash inflows and outflows.

2.  Trading market risk management

The Bank's trading risk profile remained moderately low in 2018, in line with previous years, due to the fact that the Bank’s activity has traditionally focused on providing services to its customers, with no exposure to complex structured assets, as well as the diversification and risk factors.

Value at Risk

The standard methodology the Bank applies to trading activities is Value at Risk (VaR), which measures the maximum expected loss with a certain confidence level and time frame. The standard for historic simulation is a confidence level of 99% and a time frame of one day. Statistical adjustments are applied enabling the most recent developments affecting the levels of risk assumed to be incorporated efficiently and on a timely manner. A time frame of two years or at least 520 days from the reference date of the VaR calculation is used. Two figures are calculated every day: one applying an exponential decay factor that accords less weight to the observations furthest away in time and another with the same weight for all observations. The higher of the two is reported as the VaR.

The average daily Total VaR of the Bank’s market trading operations in 2016 stood at 77 million pesos, higher than that for 2015 at 71 million pesos. In 2016, the changes in VaR were due mainly to changes in the interest rate risk factor as a result of the trading book’s strategy. VaR modeling did not change during 2016. At the end of December 2016, VaR stood at 132 million pesos.

Average daily Total VaR increased by 6 million pesos with respect to 2015. This increment was concentrated in interest rate VaR, where the average daily increased from 68 million pesos to 71 million pesos. The average daily equity VaR and exchange rate VaR fell from 17 million pesos to 4 million pesos, and increased 10 million pesos to 17 million pesos, respectively.

The risk assumption profile, in terms of VaR and results, showed that VaR during 2016 remained at levels below the limit of 230 million pesos. During the first semester of 2016, the average daily Total VaR was 73 million pesos and during the second semester of 2016, the average daily Total VaR was 79 million pesos. VaR stayed in levels between 48 million pesos and 189 million pesos in the second semester, as a result of interest rates increase expectation.

The average daily Total VaR of the Bank’s market trading operations in 2017 stood at 95 million pesos, higher than that for 2016 at 77 million pesos. In 2017, the changes in VaR were due mainly to changes in the interest rate risk factor as a result of the trading book’s strategy. VaR modeling did not change during 2017. At the end of December 2017, VaR stood at 129 million pesos.

Average daily Total VaR increased by 19 million pesos with respect to 2016. This increment was concentrated in interest rate VaR, where the average daily increased from 71 million pesos to 96 million pesos. The average daily equity VaR and exchange rate VaR increased from 4 million pesos to 5 million pesos, and 17 million pesos to 51 million pesos, respectively.

The risk assumption profile, in terms of VaR and results, showed that VaR during 2017 remained at levels below the limit of 245 million pesos. During the first semester of 2017, the average daily total VaR was 97 million pesos and during the second semester of 2017, the average daily Total VaR was 93 million pesos. VaR stayed in levels between 58 million pesos and 138 million pesos in the second semester, as a result of interest rates increase expectation.

The average daily Total VaR of the Bank’s market trading operations in 2018 stood at 122 million pesos, higher than that for 2017 at 95 million pesos. In 2018, the changes in VaR were due mainly to changes in the interest rate risk factor as a result of the trading book’s strategy. VaR modeling did not change during 2018. At the end of December 2018, VaR stood at 69 million pesos.

Average daily Total VaR increased by 27 million pesos with respect to 2017. This increment was concentrated in interest rate VaR, where the average daily increased from 96 million pesos to 110 million pesos. The average daily equity VaR and exchange rate VaR increased from 5 million pesos to 6 million pesos and decreased from 51 million pesos to 48 million pesos, respectively.

The risk assumption profile, in terms of VaR and results, showed that VaR during 2018 remained at levels below the limit of 256 million pesos. During the first semester of 2018, the average daily total VaR was 123 million pesos and during the second semester of 2018, the average daily Total VaR was 121 million pesos. VaR stayed in levels between 69 million pesos and 398 million pesos in the second semester, as a result of interest rates increase expectation.

Exposures related to complex structured assets

The Bank does not have exposure to instruments or complex structured assets, a management culture for which prudence in risk management is one of its hallmarks in risk management.

The Bank’s policy for approving new transactions involving complex structures remains very prudent and conservative. It is subject to strict supervision by the Management. Before approving a new transaction, product or underlying asset, the CRO verifies:

-The existence of an appropriate valuation model to monitor the value of each exposure: mark-to-market, mark-to-model or mark-to-liquidity.

-The availability in the market of observable data (inputs) needed to be able to apply this valuation model.

And provided these two conditions are met:

-The availability of adequate systems, duly adapted to calculate and monitor every day the results, positions and risks of new transactions.

-The degree of liquidity of the product or underlying asset, in order to make possible their coverage when deemed appropriate.

Calibration and test measures

Actual losses can differ from those forecast by VaR for various reasons related to the limitations of this metric. The Bank regularly analyses and contrasts the accuracy of the VaR calculation model in order to confirm its reliability.

The most important test consists of backtesting exercises analyzed in all cases with the same methodology. Backtesting consists of comparing the forecast VaR measurements, with a certain level of confidence and time frame, with the actual obtained in the same time frame. This enables anomalies in the VaR model of the portfolio in question to be detected (for example, shortcomings in the parameterization of the valuation models of certain instruments, not very adequate proxies, etc.).

The Bank calculates and evaluates three types of backtesting:

•

“Clean” backtesting: the daily VaR is compared with the results obtained without taking into account intraday results or changes in the portfolio’s positions. This method compares the effectiveness of the individual models used to assess and measure the risks of positions.

•	Backtesting on complete results: daily VaR is compared with the day’s net results, including the results of intraday transactions and those generated by fees and commissions.
•

Backtesting on complete results without mark-ups or fees: the daily VaR is compared to the day’s net results from of intraday transactions but excluding those generated by mark-ups and fees. This method aims to give an idea of the intraday risk assumed by the Bank’s treasury.

In 2016, there were one exception to 99% VaR (i.e., days when the daily loss exceeded VaR). During 2016, there were twelve Value at Earnings (VaE) breaks (i.e., days when the daily gain exceeded VaE), due mainly to the changes in the interest rates and foreign exchange.

In 2017, there were no exception to 99% VaR (i.e., days when the daily loss exceeded VaR). During 2017, there were no VaE breaks (i.e., days when the daily gain exceeded VaE).

In 2018, there were two exception to 99% VaR (i.e., days when the daily loss exceeded VaR). During 2018, there were one VaE break (i.e., days when the daily gain exceeded VaE).

The number of exceptions which occurred is consistent with the assumptions specified in the VaR calculation model.

3.  Structural balance sheet risks

3.1  Main aggregates and variations

The market risk profile inherent in the Bank’s balance sheet, in relation to its asset volumes and shareholders’ funds, as well as the budgeted financial margin, remained moderate in 2018, in line with previous years.

Structural VaR

A standardized metric such as VaR can be used for monitoring total market risk for the banking book, excluding the trading activity of Corporate and Investment Banking, distinguishing between fixed income (considering both interest rates and credit spreads on Asset and Liability Committees or ALCO portfolios), exchange rates and equities.

Structural VaR is not significant according to the assets amounts or capital of the Bank.

Structural interest rate risk

The interest rate risk in the balance sheet management portfolios, measured in terms of sensitivity of the net interest margin (NIM) at one year to a parallel increase of 100 basis points in the yield curve, remained stable throughout 2016 under 1,000 million pesos, mainly due to the short-term repricing of the credit portfolio. At the end of December 2016, the risk consumption measured in terms of 100 basis points sensitivity of the market value of equity (MVE) stood under 3,700 million pesos.

The table below shows in millions of pesos the distribution of interest rate risk by maturity as of December 31, 2016. The reported amounts include estimated interest on fixed and variable rate instruments. Interest on variable rate instruments is determined using the rate in effect as of the balance sheet date for the first scheduled interest payment and amounts are determined based on the contractual spread for each period thereafter.

	Total	0 - 1 Months	1 - 3 Months	3 - 6 Months		6 - 12 Months	1 - 3 Years	3 - 5 Years	> 5 Years	Not Sensitive

Money Market	146,736	38,460	203	104		11	44	32	—	107,882
Loans	647,729	349,076	45,789	42,250		36,673	82,230	37,336	67,475	(13,100)
Trade Finance	—	—	—	—		—	—	—	—	—
Intragroup	343	—	—	—		—	—	—	—	343
Securities	356,407	46,103	11,459	5,643		2,428	84,499	7,459	25,513	173,303
Permanent	5,535	—	—	—		—	—	—	—	5,535
Other Assets	84,864	—	—	—		—	—	—	—	84,864
Total Balance Sheet Assets	1,241,614	433,639	57,451	47,997		39,112	166,773	44,827	92,988	358,827
Money Market	(205,188)	(44,538)	(22,754)	(2,364)		—	—	—	—	(135,532)
Deposits	(551,067)	(239,723)	(12,275)	(2,824)		(31,574)	(264,671)	—	—	—
Trade Finance	(308)	—	—	—		—	—	—	—	(308)
Intragroup	—	—	—	—		—	—	—	—	—
Long-Term Funding	(179,255)	(62,846)	(1,061)	(4,070)		(2,678)	(35,274)	(7,255)	(36,420)	(29,651)
Equity	(105,283)	—	—	—		—	—	—	—	(105,283)
Other Liabilities	(114,846)	—	—	—		—	—	—	—	(114,846)
Total Balance Sheet Liabilities	(1,155,947)	(347,107)	(36,090)	(9,258)		(34,252)	(299,945)	(7,255)	(36,420)	(385,620)
Total Balance Sheet Gap	85,667	86,532	21,361	38,739	—	4,860	(133,172)	37,572	56,568	(26,793)
Total Off-Balance Sheet Gap	(6,638)	9,323	4,698	(5,031)		(1,266)	5,995	(3,781)	(11,111)	(5,464)
Total Structural Gap		95,854	26,058	33,708		3,594	(127,178)	33,791	45,457	(32,255)
Accumulated Gap		95,854	121,912	155,620		159,214	32,036	65,827	111,284	79,028

The interest rate risk in the balance sheet management portfolios, measured in terms of sensitivity of the NIM at one year to a parallel increase of 100 basis points in the yield curve, remained stable throughout 2017 under 900 million pesos, mainly due to the short-term repricing of the credit portfolio. At the end of December 2017, the risk consumption measured in terms of 100 basis points sensitivity of the MVE stood under 3,000 million pesos.

The table below shows in millions of pesos the distribution of interest rate risk by maturity as of December 31, 2017. The reported amounts include estimated interest on fixed and variable rate instruments. Interest on variable rate instruments is determined using the rate in effect as of the balance sheet date for the first scheduled interest payment and amounts are determined based on the contractual spread for each period thereafter.

	Total	0 - 1 Months	1 - 3 Months	3 - 6 Months	6 - 12 Months	1 - 3 Years	3 - 5 Years	> 5 Years	Not Sensitive

Money Market	80,851	41,236	—	11	11	41	10	—	39,543
Loans	697,027	357,785	62,290	27,359	28,877	99,802	45,376	75,518	20
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	(72)	—	—	—	—	—	—	—	(72)
Securities	346,672	23,391	16,893	39,293	1,845	63,697	14,855	31,081	155,618
Permanent	472	—	—	—	—	—	—	—	472
Other Assets	185,908	—	—	—	—	—	—	—	185,908
Total Balance Sheet Assets	1,310,858	422,412	79,183	66,663	30,733	163,540	60,241	106,599	381,489
Money Market	(113,294)	(20,523)	(791)	—	—	—	—	—	(91,981)
Deposits	(597,248)	(567,359)	(15,954)	(9,378)	(4,535)	(22)	—	—	—
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	—	—	—	—	—	—	—	—	—
Long-Term Funding	(184,681)	(62,590)	(6,173)	(5,922)	(6,396)	(36,660)	(35,173)	(2,869)	(28,898)
Equity	(116,134)	—	—	—	—	—	—	—	(116,134)
Other Liabilities	(198,480)	—	—	—	—	—	—	—	(198,480)
Total Balance Sheet Liabilities	(1,209,837)	(650,472)	(22,918)	(15,300)	(10,931)	(36,682)	(35,173)	(2,869)	(435,493)
Total Balance Sheet Gap	101,021	(228,060)	56,265	51,363	19,802	126,858	25,068	103,730	(54,004)
Total Off-Balance Sheet Gap	(561)	31,675	2,142	(2,719)	(606)	(35)	(6,798)	(24,220)	—
Total Structural Gap		(196,385)	58,407	48,644	19,196	126,823	18,270	79,510	(54,004)
Accumulated Gap	—	(196,385)	(137,978)	(89,334)	(70,138)	56,685	74,955	154,465	100,461

The interest rate risk in the balance sheet management portfolios, measured in terms of sensitivity of the net interest margin (NIM) at one year to a parallel increase of 100 basis points in the yield curve, remained stable throughout 2018 under 700 million pesos, mainly due to the short-term repricing of the credit portfolio. At the end of December 2018, the risk consumption measured in terms of 100 basis points sensitivity of the MVE stood under 3,900 million pesos.

The table below shows in millions of pesos the distribution of interest rate risk by maturity as of December 31, 2018. The reported amounts include estimated interest on fixed and variable rate instruments. Interest on variable rate instruments is determined using the rate in effect as of the balance sheet date for the first scheduled interest payment and amounts are determined based on the contractual spread for each period thereafter.

	Total	0 - 1 Months	1 - 3 Months	3 - 6 Months	6 - 12 Months	1 - 3 Years	3 - 5 Years	> 5 Years	Not Sensitive

Money Market	101,353	35,304	—	—	—	52	—	—	65,997
Loans	789,010	400,172	44,475	27,446	51,727	119,014	56,923	90,388	(1,135)
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	(226)	—	—	—	—	—	—	—	(226)
Securities	351,755	59,520	11,051	8,589	44,187	58,048	13,198	30,524	126,637
Permanent	14,417	—	—	—	—	—	—	—	14,417
Other Assets	2,491,052	—	—	—	—	—	—	—	2,491,052
Total Balance Sheet Assets	3,747,361	494,996	55,526	36,035	95,914	177,114	70,121	120,912	2,696,742
Money Market	(114,421)	(27,386)	(89)	—	—	—	—	—	(86,945)
Deposits	(636,907)	(253,774)	(17,801)	(12,984)	(91,065)	(156,158)	—	(105,126)	—
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	—	—	—	—	—	—	—	—	—
Long-Term Funding	(207,327)	(65,439)	(6,383)	(9,993)	(8,361)	(14,760)	(60,990)	(3,727)	(37,675)
Equity	(125,813)	—	—	—	—	—	—	—	(125,813)
Other Liabilities	(2,527,900)	—	—	—	—	—	—	—	(2,527,900)
Total Balance Sheet Liabilities	(3,612,368)	(346,599)	(24,273)	(22,977)	(99,426)	(170,918)	(60,990)	(108,853)	(2,778,333)
Total Balance Sheet Gap	134,993	148,397	31,253	13,058	(3,512)	6,196	9,131	12,059	(81,591)
Total Off-Balance Sheet Gap	(5,070)	27,072	576	(1,096)	4,739	(5,802)	(3,267)	(27,293)	—
Total Structural Gap		175,469	31,829	11,962	1,227	394	5,864	(15,234)	(81,591)
Accumulated Gap	—	175,469	207,298	219,260	220,487	220,881	226,745	211,511	129,920

Structural foreign currency risk

Structural exchange-rate risk arises from Bank transactions in foreign currencies. The Bank´s objective is to maintain the structural exchange-rate risk completely hedged with a limit of USD 15 million that represents 0.02% of the total assets as of December 31, 2018.

Structural equity risk

As of December 31, 2018, the Bank does not maintain any equity positions in its banking book.

3.2  Methodologies

Structural interest rate risk

The Bank analyzes the sensitivity of its net interest income and equity value to changes in interest rates. This sensitivity arises from differences in maturity dates and interest rate repricing gaps in the various balance sheet items.

Taking into consideration the balance-sheet interest rate position and the market situation and outlook, the necessary financial actions are adopted to align this position with that desired by the Bank. These measures can range from opening positions on markets to the definition of the interest rate features of commercialized products.

The metrics used by the Bank to control interest rate risk in these activities are the repricing gap, the sensitivity of NIM and MVE to changes in interest rates, the duration of capital and VaR for economic capital calculation purposes.

The interest rate gap analysis (repricing gap) focuses on the mismatches between the interest reset periods of both on and off-balance sheet assets and liabilities. This analysis facilitates a basic snapshot of the balance-sheet structure and enables concentrations of interest rate risks in the various maturity buckets to be detected. Additionally, it is a useful tool for estimating the possible impact of potential changes in interest rates on the Bank’s NIM and MVE.

The flows of all the on- and off-balance sheet aggregates must be broken down and placed at the point of repricing or maturity. The duration and sensitivity of aggregates that do not have a contractual maturity date are analyzed and estimated using an internal model.

The sensitivity of the NIM measures the change in the expected net interest income for a specific period (12 months) given a parallel shift in the yield curve.

The sensitivity of the NIM is calculated by simulating the margin both for a scenario of changes in the yield curve and for the current scenario, the sensitivity being the difference between the two margins so calculated.

The sensitivity of the MVE is a complementary measure to the sensitivity of the net interest.

This sensitivity measures the interest rate risk implicit in the MVE based on the effect of changes in interest rates on the present values of financial assets and liabilities.

Structural exchange-rate risk

These activities are monitored via position measurements, VaR and results, on a daily basis.

Structural equity risk

These activities are monitored via position measurements, VaR and results, on a monthly basis.

4.   Liquidity risk

Structural liquidity management aims to fund the Bank’s recurring business with optimizing maturities and costs, while avoiding taking undesired liquidity risks.

The Bank’s liquidity management is based on the following principles:

•	Decentralized liquidity model.
•	Medium- and long-term funding needs must be covered by medium- and long-term instruments.
•	High contribution from customer deposits due to the retail nature of the balance sheet.
•	Diversification of wholesale funding sources by instruments/investors; markets/currencies and maturities.
•	Limited recourse to short-term.
•	Availability of a sufficient liquidity reserves, including standing facilities/discount windows at the Central Bank to be used in adverse situations.
•	Compliance with the regulatory liquidity requirements, as a new factor conditioning management.

The effective application of these principles required the development of a unique management framework built upon three essential pillars:

•

A solid organizational and governance model that ensures the involvement of the Management in decision-taking and its integration into the Bank’s strategy. The decision-making process for all structural risks, including liquidity and funding risk, is carried out by the Asset and Liability Committees (ALCO), which is the body empowered by the Board of Directors in accordance with the Asset and Liability Management (ALM) framework.

This governance model has been reinforced as it has been included within the Bank’s risk appetite framework. This framework meets the demands of regulators and market players emanating from the financial crisis to strengthen banks’ risk management and control systems.

•

An in-depth balance-sheet analysis and measurement of liquidity risk, supporting decision-taking and its control. The objective is to ensure the Bank maintains adequate liquidity levels necessary to cover its short- and long-term needs with stable funding sources, optimizing the impact of their costs on the consolidated income statement.

The Bank’s liquidity risk management processes are contained within a conservative risk appetite framework in accordance with its commercial strategy. This risk appetite establishes the limits within which the Bank can operate in order to achieve its strategic objectives.

•	Management adapted in practice to the liquidity needs of each business unit. Every year, based on business needs, a liquidity plan is developed which seeks to achieve:
-	A solid balance sheet structure, with a diversified presence in the wholesale markets.
-	The use of liquidity buffers and limited encumbrance of assets.
-	Compliance with both regulatory metrics and other metrics included in the Bank’s risk appetite statement.

Over the course of the year, all dimensions of the plan are monitored.

The Bank continues developing the ILAAP (Internal Liquidity Adequacy Assessment Process), an internal self-assessment process of liquidity adequacy which must be integrated into the Bank’s other risk management and strategic processes. It focuses on both quantitative and qualitative matters. The ILAAP evaluates the liquidity position both in ordinary and stressed scenarios.

The table below shows in millions of pesos the distribution of the liquidity risk by maturity as of December 31, 2016. The reported amounts include cash flows from interest on fixed and variable rate instruments. The interest on variable rate instruments is determined using the forward interest rates for each period presented.

	Total	0 - 1 Months	1 - 3 Months	3 - 6 Months	6 - 12 Months	1 - 3 Years	3 - 5 Years	> 5 Years	Not Sensitive

Money Market	146,748	105,566	203	104	11	44	32	—	40,788
Loans	726,450	101,397	66,892	62,277	89,069	197,379	86,306	136,230	(13,100)
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	343	—	—	—	—	—	—	—	343
Securities	330,254	290,900	—	1	1	11,511	—	—	27,841
Permanent	5,535	—	—	—	—	—	—	—	5,535
Other Assets	85,864	—	—	—	—	—	—	—	84,864
Total Balance Sheet Assets	1,295,194	497,863	67,095	62,382	89,081	208,934	86,338	136,230	146,271
Money Market	(205,899)	(174,477)	(4,406)	(842)	(19,379)	(1,276)	(2,947)	—	(2,572)
Deposits	(551,068)	(178,389)	(57,904)	(152)	(21,348)	(293,275)	—	—	—
Trade Finance	(308)	—	—	—	—	—	—	—	(308)
Intragroup	-	—	—	—	—	—	—	—	—
Long-Term Funding	(183,446)	(18,762)	(9,763)	(17,956)	(16,861)	(68,710)	(14,747)	(36,647)	—
Equity	(105,283)	—	—	—	—	—	—	—	(105,283)
Other Liabilities	(114,846)	—	—	—	—	—	—	—	(114,846)
Total Balance Sheet Liabilities	(1,160,850)	(371,628)	(72,073)	(18,950)	(57,588)	(363,261)	(17,694)	(36,647)	(223,009)
Total Balance Sheet Gap	134,344	126,235	(4,978)	43,432	31,493	(154,327)	68,644	99,583	(76,738)
Total Off-Balance Sheet Gap	3,474	178,907	4,463	744	(2,149)	7,714	(3,086)	1,324	(184,443)
Total Structural Gap		305,142	(515)	44,175	29,343	(146,612)	65,558	100,907	(261,180)
Accumulated Gap		305,142	304,627	348,802	378,146	231,533	297,092	397,999	136,819

The table below shows in millions of pesos the distribution of the liquidity risk by maturity as of December 31, 2017. The reported amounts include cash flows from interest on fixed and variable rate instruments. The interest on variable rate instruments is determined using the forward interest rates for each period presented.

	Total	0 - 1 Months	1 - 3 Months	3 - 6 Months	6 - 12 Months	1 - 3 Years	3 - 5 Years	> 5 Years	Not Sensitive

Money Market	80,851	41,236	—	11	11	41	10	—	39,543
Loans	774,862	53,125	64,611	68,058	101,213	234,382	106,830	146,624	20
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	(72)	—	—	—	—	—	—	—	(72)
Securities	372,029	330,590	123	192	381	1,523	2,855	11,441	24,924
Permanent	11,652	—	—	—	—	—	—	—	11,652
Other Assets	174,727	—	—	—	—	—	—	—	174,727
Total Balance Sheet Assets	1,414,049	424,951	64,734	68,261	101,605	235,946	109,695	158,065	250,794
Money Market	(113,294)	(20,523)	(791)	—	—	—	—	—	(91,981)
Deposits	(607,532)	(239,107)	(19,463)	(14,194)	(12,780)	(21,136)	(11,777)	(289,075)	—
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	—	—	—	—	—	—	—	—	—
Long-Term Funding	(191,378)	(4,292)	(11,334)	(11,619)	(31,917)	(50,504)	(49,477)	(3,250)	(28,985)
Equity	(116,134)	—	—	—	—	—	—	—	(116,134)
Other Liabilities	(198,480)	—	—	—	—	—	—	—	(198,480)
Total Balance Sheet Liabilities	(1,226,818)	(263,922)	(31,588)	(25,813)	(44,697)	(71,640)	(61,254)	(292,325)	(435,580)
Total Balance Sheet Gap	187,231	161,029	33,146	42,448	56,908	164,306	48,441	(134,260)	(184,786)
Total Off-Balance Sheet Gap	15,009	(8,956)	596	117	599	7,423	4,090	(864)	12,005
Total Structural Gap		152,073	33,742	42,565	57,507	171,729	52,531	(135,124)	(172,781)
Accumulated Gap		152,073	185,815	228,380	285,887	457,616	510,147	375,023	202,242

The table below shows in millions of pesos the distribution of the liquidity risk by maturity as of December 31, 2018. The reported amounts include cash flows from interest on fixed and variable rate instruments. The interest on variable rate instruments is determined using the forward interest rates for each period presented.

	Total	0 - 1 Months	1 - 3 Months	3 - 6 Months	6 - 12 Months	1 - 3 Years	3 - 5 Years	> 5 Years	Not Sensitive

Money Market	101,353	35,304	—	—	—	52	—	—	65,997
Loans	894,975	63,631	77,990	77,902	117,370	262,468	126,185	170,565	(1,135)
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	(226)	—	—	—	—	—	—	—	(226)
Securities	265,639	204,594	143	1,183	42,759	1,766	3,098	11,128	968
Permanent	14,417	—	—	—	—	—	—	—	14,417
Other Assets	2,491,052	—	—	—	—	—	—	—	2,491,052
Total Balance Sheet Assets	3,767,210	303,529	78,133	79,085	160,129	264,286	129,283	181,693	2,571,073
Money Market	(114,421)	(27,386)	(89)	—	—	—	—	—	(86,945)
Deposits	(643,226)	(253,793)	(20,848)	(17,375)	(14,367)	(19,813)	(11,475)	(305,556)	—
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	—	—	—	—	—	—	—	—	—
Long-Term Funding	(214,803)	(3,470)	(10,517)	(17,219)	(29,238)	(40,266)	(72,295)	(4,010)	(37,788)
Equity	(125,813)	—	—	—	—	—	—	—	(125,813)
Other Liabilities	(2,527,900)	—	—	—	—	—	—	—	(2,527,900)
Total Balance Sheet Liabilities	(3,626,163)	(284,649)	(31,454)	(34,594)	(43,605)	(60,079)	(83,770)	(309,566)	(2,778,446)
Total Balance Sheet Gap	141,047	18,880	46,679	44,491	116,524	204,207	45,513	(127,873)	(207,373)
Total Off-Balance Sheet Gap	30,927	755	108	(144)	1,637	5,657	6,293	3,781	12,838
Total Structural Gap		19,635	46,787	44,347	118,161	209,864	51,806	(124,092)	(194,535)
Accumulated Gap		19,635	66,422	110,769	228,930	438,794	490,600	366,508	171,973

Compliance with regulatory ratios

As part of its liquidity management model, in recent years the Bank has been managing the implementation, monitoring and compliance with the liquidity and leverage requirements set by local and international financial legislation.

LCR (Liquidity Coverage Ratio)

On December 31, 2014, the CNBV and the Central Bank published in the DOF, the General Provisions on Liquidity Requirements for Banking Institutions, which establish liquidity requirements that credit institutions must comply always in accordance with the guidelines established by the Committee on Regulation of Bank Liquidity at its meeting held on October 17, 2014.

The objectives of the liquidity requirements are as follows:

•	To anticipate that banking institutions in Mexico has available liquid assets with high credit quality to manage their obligations and liquidity necessities along 30 days.
•	To establish a liquidity coverage ratio as per a methodology in line with the international standards, which must include all foreign currencies.
•	To include both on and off balance transactions in the liquidity coverage ratio calculation, as long as those transactions represent a liquidity potential risk for banking institutions.
•	To anticipate that banking institutions in Mexico consolidate their subsidiaries, which core business, relates to financial operations.

The liquidity coverage ratio is the result of dividing the liquid assets by the net cash flow.

During the fourth quarter of 2018, the weighted average LCR for the Bank is 143.31%, complying with the Bank´s desired risk profile and well above the regulatory minimum established.

NSFR (Net Stable Funding Ratio)

The CNBV and Mexican Central Bank have not issued its final definition of the net stable funding ratio based on the guidelines approved by the Basel Committee in October 2014.

This ratio seeks to reduce the liquidity risk for a longer time horizon, by requiring the banks that finance their activities through stable sources of financing, in accordance with the liquidity and maturity of its assets, mitigating the risk of episodes of liquidity stress in the future, and also prevents excessive dependence on sources of short-term wholesale financing.

d)    Capital risk

The capital risk function, as second line of defense, carries out the control and supervision of the capital activities developed by the first line of defense, which independently challenges mainly through the following processes:

•	Supervision of capital planning and adequacy exercises through a review of all their components (balance sheet, profit and loss account, risk-weighted assets and available capital).
•

Ongoing supervision of measurement of the Bank’s regulatory capital by identifying the key metrics for the calculation, setting tolerance levels for identified metrics and reviewing their consumption and the consistency of the calculations, including single transactions with a capital impact.

The function is designed to carry out full and regular monitoring of capital risk by verifying that capital is sufficient and adequately covered in accordance with the Bank's risk profile.

Regulatory capital

The Basel III regulatory framework implemented in Mexico since January 2013 establishes minimum capital levels in a very significant manner, both quantitatively (increased minimum requirements for Core Capital and Tier I Basic Capital, plus higher deductions from capital base) and from a qualitative point of view (higher quality of required capital).

From the capital standpoint, Basel III redefines what is considered to be available capital at financial institutions (including new deductions and raising the requirements for eligible equity instruments), increases the minimum capital requirements, requires financial institutions to operate permanently with capital buffers, and adds new requirements in relation to the risks considered.

The Bank currently has robust capital ratios, in keeping with its business model and risk profile, which, coupled with its substantial capacity to generate capital organically.

As of December 31, 2017 and as of December 31, 2018, the Bank met the minimum capital requirements established by current legislation.

Model roll-out

As regards credit risk, the Bank continued its plan to implement Basel’s internal ratings-based (IRB) approach for regulatory capital calculation for credit risk. As of December 31, 2018, the Bank currently has supervisory authorization to use the AIRB approach for calculating the regulatory capital requirements for the following loan portfolios: local corporates and real estate developers and using a FIRB approach for the following portfolios: Global Corporate and financial institutions (banks.

With regard to operational risk, until September 2015, the CNBV considered the application of the Basic Indicator method for calculating the capital requirement for this type of risk. As a result of regulatory changes published in October 2015 by the CNBV, it was made available for banks to utilize -with previous approval from the CNBV- the application of the Standardized Approach (TSA), the Alternative Standardized Approach (ASA) or the Advanced method (AMA) for calculating the capital requirement for operational risk. The Bank started calculating the operational risk capital requirements under the ASA in November 2016.

For market risk, the calculation of the capital requirement is made under the standard methodology according to the provisions established by CNBV.

Leverage ratio

To ensure the financial stability of the banking system as a whole, as well as to comply with the agreements of the Basel Committee on Banking Supervision, the CNBV established the methodology to calculate the leverage ratio for banks. This leverage ratio shows if the capital of the banks adequately supports their assets. Such information is helpful for the market participants, as well as for the supervisory work of the CNBV.

This ratio is calculated as Tier I capital divided by leverage exposure. Exposure is calculated as the sum of the following items:

•	Accounting assets, excluding derivatives and items treated as deductions from Tier I capital (for example, the balance of loans is included, but not that of goodwill).
•	Off-balance sheet items (mainly guarantees, unused credit limits granted and documentary credits) weighted using credit conversion factors.
•

Inclusion of the net value of derivatives (gains and losses are netted with the same counterparty minus collaterals if they comply with certain criteria) plus a charge for the future potential exposure.

•	A charge for the potential risk of securities funding transactions.

The Sole Circular for Banks issued by the CNBV does not establish a minimum percentage of compliance, as it is considered for the baseline reference effect (the minimum of 3%).

As of December 31, 2018, the leverage ratio for the Bank is 7.03%.

Systemic important bank

On April 29, 2016, the Bank was appointed by the CNBV as a systemic important bank, assigning a Grade III of systemic importance. As a result, the Bank should progressively constitute in four years a capital preservation supplement of 1.20%, starting 2016.

As of December 31, 2018, the Bank has constituted 75% of the capital preservation supplement required.